Q3 2021 Earnings Presentation 5400 Lyndon B. Johnson Freeway, Suite 1300 | Dallas, Texas 75240 | 214.238.5700 | capitalsouthwest.com February 2, 2021 Capital Southwest Corporation

Page 2 Important Notices • These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Capital Southwest. • These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of Capital Southwest. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in Capital Southwest’s public filings with the Securities and Exchange Commission (the "SEC"). • There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Capital Southwest’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by Capital Southwest will be profitable or will equal the performance of these investments. • The information contained herein has been derived from financial statements and other documents provided by the portfolio companies unless otherwise stated. • Past performance is not indicative of future results. In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of Capital Southwest’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which Capital Southwest’s expected returns are based. In many instances, Capital Southwest will not determine the timing or manner of sale of its portfolio companies. • Capital Southwest has filed a registration statement (including a prospectus and prospectus supplements) with the SEC for any offering to which this communication may relate and may file one or more supplements to the prospectus in the future. Before you invest in any of Capital Southwest's securities, you should read the registration statement and the applicable prospectus and prospectus supplement(s) in order to fully understand all of the implications and risks of an offering of Capital Southwest's securities. You should also read other documents Capital Southwest has filed with the SEC for more complete information about Capital Southwest and any offering of its securities. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, Capital Southwest will arrange to send you any applicable prospectus and prospectus supplement(s) if you request such materials by calling us at (214) 238-5700. These materials are also made available, free of charge, on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this communication.

Page 3 • This presentation contains forward-looking statements relating to, among other things, the business, market conditions, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; regulatory changes; tax treatment and general economic and business conditions; and uncertainties associated with the impact from the COVID-19 pandemic, including its impact on the global and U.S. capital markets and the global and U.S. economy, the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak; the effect of the COVID-19 pandemic on our business prospects and the operational and financial performance of our portfolio companies, including our and their ability to achieve their respective objectives, and the effects of the disruptions caused by the COVID-19 pandemic on our ability to continue to effectively manage our business. • For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and its subsequent filings with the SEC. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Forward-Looking Statements

Page 4 Bowen S. Diehl President and Chief Executive Officer Michael S. Sarner Chief Financial Officer Chris Rehberger VP Finance / Treasurer Conference Call Participants

Page 5 • CSWC was formed in 1961, and elected to be regulated as a BDC in 1988 • Publicly-traded on Nasdaq: Common Stock (“CSWC”) • Internally Managed BDC with RIC tax treatment for U.S. federal income tax purposes • December 2014: announced intent to spin-off industrial growth company (“CSW Industrials”; Nasdaq: "CSWI") tax free • January 2015: launched credit investment strategy • September 2015: completed tax free spin off of CSWI • 21 employees based in Dallas, Texas • Total Balance Sheet Assets of $709 MM as of December 31, 2020 • Manage I-45 Senior Loan Fund (“I-45 SLF”) in partnership with Main Street Capital (NYSE: “MAIN”) CSWC Company Overview CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure

Page 6 • Q3 2021 Pre-Tax Net Investment Income (“NII”) of $10.0 MM or $0.52 per share • Paid $0.41 per share Regular Dividend and $0.10 per share Supplemental Dividend for the quarter ended December 31, 2020 ◦ Increased Regular Dividend to $0.42 per share and declared $0.10 per share Supplemental Dividend for the quarter ending March 31, 2021 • Investment Portfolio at Fair Value increased to $649 MM from $631 MM in prior quarter ◦ $57.5 MM in total new committed investments ◦ $28.0 MM in total proceeds from three portfolio company exits ◦ $7.1 MM net unrealized appreciation and realized gains on the portfolio • Issued $75 MM in aggregate principal of 4.50% January 2026 Notes at par • During the quarter, redeemed $20 MM of 5.95% December 2022 Notes at par ◦ Subsequent to quarter end, fully repaid remaining $37.1 MM outstanding balance of 5.95% December 2022 Notes • Raised $21.1 MM in gross proceeds through Equity ATM Program during the quarter ◦ Cumulative to date, raised $59.7 MM in gross proceeds at a weighted average price of $18.85 per share since inception of the Equity ATM program in March 2019 • $186.9 MM available on Credit Facility and $43.7 MM in cash and cash equivalents as of quarter end Q3 2021 Highlights Financial Highlights

Page 7 • In the last twelve months ended 12/31/2020, CSWC generated $1.76 per share in Pre-Tax NII and paid out $1.64 per share in regular dividends • Cumulative Pre-Tax NII Regular Dividend Coverage of 108% since the 2015 spin-off • Announced Supplemental Dividend Program in June 2018 ◦ Expect to pay $0.10 per share Supplemental Dividend per quarter going forward, subject to Board approval ◦ Undistributed Taxable Income ("UTI") of $1.09 per share as of December 31, 2020 Track Record of Consistent Dividends Continues Dividend Yield – Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End D iv id en d P er S ha re $0.04 $0.06 $0.11 $0.17 $0.45 $0.21 $0.24 $0.26 $0.28 $0.89 $0.44 $0.46 $0.48 $0.49 $0.50 $1.25 $0.51 $0.51 $0.51 $0.51 $0.52 $0.04 $0.06 $0.11 $0.17 $0.19 $0.21 $0.24 $0.26 $0.28 $0.29 $0.34 $0.36 $0.38 $0.39 $0.40 $0.40 $0.41 $0.41 $0.41 $0.41 $0.42 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.26 $0.50 $0.75 Regular Dividend Per Share Supplemental Dividend Per Share Special Dividend Per Share 3/31 /16 6/30 /16 9/30 /16 12/3 1/163/31 /17 6/30 /17 9/30 /17 12/3 1/17 03/3 1/18 6/30 /201 8 9/30 /201 8 12/3 1/20 18 3/31 /201 9 6/30 /201 9 9/30 /201 9 12/3 1/20 19 3/31 /202 0 6/30 /202 0 9/30 /202 0 12/3 1/20 20 3/31 /202 1 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 1.2% 1.8% 3.0% 4.2% 10.6% 5.2% 5.6% 6.3% 6.6% 19.7% 9.3% 9.6% 9.1% 9.4% 9.2% 24.0% 17.9% 15.1% 14.5% 11.5%

Page 8 History of Value Creation $17.68 $17.22 $17.38 $17.49 $17.95 $18.26 $18.63 $19.00 $19.54 $19.98 $20.90 $21.58 $21.99 $22.04 $22.71 $23.16 $23.38 $23.07 $21.97 $22.30 $23.22 $24.11 $17.68 $17.22 $17.34 $17.39 $17.74 $17.88 $17.8 $17.96 $18.26 $18.44 $19.08 $18.87 $18.84 $18.43 $18.62 $18.58 $18.30 $16.74 $15.13 $14.95 $15.36 $15.74 $0.00 $0.00 $0.04 $0.10 $0.21 $0.38 $0.83 $1.04 $1.28 $1.54 $1.82 $2.71 $3.15 $3.61 $4.09 $4.58 $5.08 $6.33 $6.84 $7.35 $7.86 $8.37 Net Asset Value Per Share Cumulative Dividends Paid Per Share 9/30/2 015 12/31/ 20153/31/2 016 6/30/2 016 9/30/2 016 12/31/ 20163/31/2 017 6/30/2 017 9/30/2 017 12/31/ 20173/31/2 018 6/30/2 018 9/30/2 018 12/31/ 20183/31/2 019 6/30/2 019 9/30/2 019 12/31/ 20193/31/2 020 6/30/2 020 9/30/2 020 12/31/ 2020 $0.00 $3.00 $6.00 $9.00 $12.00 $15.00 $18.00 $21.00 $24.00 $27.00 Total Value (Net Asset Value + Cumulative Dividends Paid) Increase of $6.43 per share at 12/31/2020 from 9/30/2015 Spin-off of CSWI

Page 9 CORE: Lower Middle Market (“LMM”): CSWC led or Club Deals ◦ Companies with EBITDA between $3 MM and $15 MM ◦ Typical leverage of 2.0x – 4.0x Debt to EBITDA through CSWC debt position ◦ Commitment size up to $25 MM with hold sizes generally $10 MM to $20 MM ◦ Both Sponsored and Non-sponsored deals ◦ Securities include first lien, unitranche, second lien and subordinated debt ◦ Frequently make equity co-investments alongside CSWC debt OPPORTUNISTIC: Upper Middle Market (“UMM”): Syndicated or Club, First and Second Lien ▪ Companies typically have in excess of $50 MM in EBITDA ▪ Typical leverage of 3.0x – 5.5x Debt to EBITDA through CSWC debt position ▪ Hold sizes generally $5 MM to $15 MM ▪ Floating rate first and second lien debt securities ▪ More liquid assets relative to LMM investments ▪ Provides flexibility to invest/divest opportunistically based on market conditions and liquidity position Two Pronged Investment Strategy

Page 10 Credit Portfolio Heavily Weighted Towards LMM and First Lien Investments LMM and First Lien Investments are 86% and 91% of the credit portfolio, respectively, as of 12/31/2020 Credit Portfolio Heavily Weighted to First LienRobust LMM Credit Portfolio Growth $ (M ill io ns ) $226 $239 $272 $337 $351 $368 $382 $387 $456 $474 $487 $521 $531 12/ 31/ 201 7 3/3 1/2 018 6/3 0/2 018 9/3 0/2 018 12/ 31/ 201 8 3/3 1/2 019 6/3 0/2 019 9/3 0/2 019 12/ 31/ 201 9 3/3 1/2 020 6/3 0/2 020 9/3 0/2 020 12/ 31/ 202 0 0.0 200.0 400.0 600.0 LMM UMM 73%72% 69% 27% 28% 31% $ (M ill io ns ) $226 $239 $272 $337 $351 $368 $382 $387 $456 $474 $487 $521 $531 12/ 31/ 201 7 3/3 1/2 018 6/3 0/2 018 9/3 0/2 018 12/ 31/ 201 8 3/3 1/2 019 6/3 0/2 019 9/3 0/2 019 12/ 31/ 201 9 3/3 1/2 020 6/3 0/2 020 9/3 0/2 020 12/ 31/ 202 0 $0.0 $200.0 $400.0 $600.0 Sub-DebtSecond LienFirst Lien 6%8%8% 85% 82% 79% 9%10%13% 74% 26% 7% 86% 7% 4% 86% 10% 77% 23% 86% 10% 4% 87% 9% 4% 22% 78% 24% 76% 87% 9% 4% 24% 76% 19% 81% 90% 8% 2% 90% 8% 2% 16% 84% 90% 8% 2% 15% 85% 18% 82% 91% 7% 2% 91% 7% 2% 14% 86%

Page 11 $57.5 MM in total new committed investments, consisting of $47.4 MM committed to three new portfolio companies and $10.1 MM committed to three existing portfolio companies Q3 2021 Originations Note: Market refers to Upper Middle Market (“UMM”) and Lower Middle Market (“LMM”) (1) Capital Southwest partnered with a bank lender who contributed a first out participation in the first lien loan Portfolio Originations Q3 2021 Name Industry Type Market Total Debt Funded at Close ($000s) Total Equity Funded at Close ($000s) Unfunded Commitments at Close ($000s) Debt Spread Debt Yield to Maturity Klein Hersh, LLC Business Services First Lien LMM $15,000 $— $938 8.00% 9.25% Dynamic Communities, LLC Business Services Senior Subordinated Debt LMM $344 $— $— 25.00% 25.00% Acceleration Partners, LLC Media, Marketing & Entertainment First Lien Last Out(1) LMM $11,550 $1,000 $382 8.21% 10.20% Broad Sky Networks, LLC Telecommunications First Lien LMM $15,000 $1,000 $2,500 7.50% 9.42% Amware Fulfillment, LLC Distribution First Lien LMM $6,105 $— $— 9.50% 11.65% NinjaTrader, Inc. Financial Services First Lien LMM $1,000 $— $2,655 6.75% 9.00% Total / Weighted Average $48,999 $2,000 $6,475 8.18% 9.93%

Page 12 Originations Subsequent to Quarter End Portfolio Originations FY Q4 2021 To Date Name Industry Type Market Total Debt Funded at Close ($000s) Total Equity Funded at Close ($000s) Unfunded Commitments at Close ($000s) Debt Spread Debt Yield to Maturity Unidentified Buyer/seller of closeout goods First Lien First Out(1) LMM $16,000 $— $— 6.00% 7.13% Unidentified Distributor of electronic components First Lien Last Out(2) LMM $15,500 $2,000 $— 8.05% 9.60% Total / Weighted Average $31,500 $2,000 $0 7.01% 8.35% Note: Market refers to Upper Middle Market (“UMM”) and Lower Middle Market (“LMM”) (1) Capital Southwest partnered with another lender who contributed a last out participation in the first lien loan (2) Capital Southwest partnered with a bank lender who contributed a first out participation in the first lien loan Subsequent to quarter end, $33.5 MM in total new committed investments to two new portfolio companies

Page 13 Portfolio Prepayments Q3 2021 Name Industry Type Market Net Proceeds ($000s) Realized Gain ($000s) IRR Tinuiti Inc. Media, Marketing & Entertainment Equity LMM $9,510 $8,118 73.18% Coastal Television Broadcasting Holdings, LLC Media, Marketing & Entertainment First Lien LMM $7,950 $145 21.29% iEnergizer Limited Business Services First Lien UMM $10,500 $70 9.83% Total / Weighted Average $27,960 $8,333 34.64% Track Record of CSWC Exits Continues • During the quarter, CSWC received two full prepayments and exited one equity investment, generating total proceeds of $28.0 MM and a weighted average IRR of 34.6% • Cumulative IRR of 16.8% on 35 portfolio company exits generating $335.6 MM in proceeds since launch of credit strategy in January 2015 $28.0 MM in total proceeds from three portfolio company exits Note: Market refers to Upper Middle Market (“UMM”) and Lower Middle Market (“LMM”)

Page 14 CSWC Portfolio Asset Mix by Market Maintaining conservative portfolio leverage while receiving attractive risk adjusted returns Note: All metrics above exclude the I-45 Senior Loan Fund (1) At December 31, 2020, we had equity ownership in approximately 61.5% of our LMM investments (2) The weighted-average annual effective yields were computed using the effective interest rates during the quarter for all debt investments at cost as of December 31, 2020, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments. As of December 31, 2020, there was one investment on non-accrual status. Weighted-average annual effective yield is not a return to shareholders and is higher than what an investor in shares in our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor (3) Weighted average EBITDA metric is calculated using investment cost basis weighting. For the quarter ended December 31, 2020, four portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful (4) Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Weighted average leverage is calculated using investment cost basis weighting. Management uses this metric as a guide to evaluate relative risk of its position in each portfolio debt investment. For the quarter ended December 31, 2020, four portfolio companies are excluded from this calculation due to reporting a debt to adjusted EBITDA ratio that was not meaningful Investment Portfolio - Statistics Q3 2021 (In Thousands) Lower Middle Market (1) Upper Middle Market Number of Portfolio Companies 39 11 Total Cost $500,044 $87,564 Total Fair Value $502,987 $82,151 Average Hold Size (at Cost) $12,822 $7,960 % First Lien Investments (at Cost) 85.0% 74.3% % Second Lien Investments (at Cost) 4.9% 18.3% % Subordinated Debt Investments (at Cost) 2.2% 0.0% % Equity (at Cost) 7.9% 7.4% Wtd. Avg. Yield (2) 10.8% 10.2% Wtd. Avg. EBITDA of Issuer ($MM's) (3) $9.5 $79.2 Wtd. Avg. Leverage through CSWC Security (4) 3.8x 3.6x

Page 15 Credit Portfolio Investment Rating Migration Two Loans Upgraded and No Loans Downgraded During the Quarter as Credit Portfolio Continues to Improve Investment Rating 9/30/2020 Investment Rating Upgrades Investment Rating Downgrades 12/31/2020 # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) 1 4 $69.9 13.4% 1 $5.9 1.1% 0 $0.0 —% 4 $60.0 11.3% 2 43 $388.5 74.6% 1 $3.8 0.7% 0 $0.0 —% 50 $419.3 79.0% 3 7 $51.8 10.0% 0 $0.0 —% 0 $0.0 —% 6 $51.0 9.6% 4 2 $10.5 2.0% 0 $0.0 —% 0 $0.0 —% 1 $0.7 0.1% Wtd. Avg. Investment Rating (at Cost) 2.0 2.0

Page 16 CSWC Portfolio Mix as of 12/31/2020 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current Investment Portfolio of $648.8 MM continues to be diverse across industries First Lien 74% I-45 SLF LLC 10% Second Lien 6% Subordinated Debt 2% Equity 8% Business Services: 12% Healthcare Services 10% Media, Marketing, & Ent… 10% I-45 SLF LLC: 10% Software & IT Services: 8% Industrial Services: 6% Distribution: 6% Healthcare Products: 5% Financial Services: 5% Consumer Products & Retail 4%

Page 17 I-45 Portfolio Overview Current I-45 Portfolio (By Industry) I-45 loan portfolio of $159.6 MM is 94% first lien with average hold size of 2.6% of the I-45 portfolio (1) Through I-45 security (2) Two portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful Telecommunications Services: Consumer Current I-45 Portfolio (By Type) I-45 Portfolio Statistics (In Thousands) 3/31/2020 6/30/2020 9/30/2020 12/31/2020 Total Investments at Fair Value $170,860 $172,551 $177,527 $159,598 Fund Leverage (Debt to Equity) at Fair Value 2.51x 1.51x 1.39x 1.07x Number of Issuers 43 42 42 38 Wtd. Avg. Issuer EBITDA $65,098 $64,800 $66,879 $73,384 Avg. Investment Size as a % of Portfolio 2.3% 2.4% 2.4% 2.6% Wtd. Avg. Net Leverage on Investments (1)(2) 4.6x 5.0x 4.7x 4.7x Wtd. Avg. Spread to LIBOR 6.3% 6.3% 6.3% 6.1% Wtd. Avg. Duration (Yrs) 3.5 3.3 3.1 3.1 94% 6% First Lien Second Lien Telecommunications Healthcare Services Consumer Products and Retail High Tech Industries 17% 12% 11% 11%10% Aerospace & Defense

Page 18 Income Statement (In Thousands, except per share amounts) Quarter Ended 3/31/20 Quarter Ended 6/30/20 Quarter Ended 9/30/20 Quarter Ended 12/31/20 Investment Income Interest Income $12,650 $12,645 $13,882 $14,687 Dividend Income 2,149 1,957 1,860 2,916 Fees and Other Income 239 562 943 1,437 Total Investment Income $15,038 $15,164 $16,685 $19,040 Expenses Cash Compensation $1,547 $1,720 $1,961 $2,444 Share Based Compensation 641 612 853 771 General & Administrative 1,324 1,335 1,370 1,325 Total Expenses (excluding Interest) $3,512 $3,667 $4,184 $4,540 Interest Expense $4,172 $4,328 $4,397 $4,528 Pre-Tax Net Investment Income $7,354 $7,169 $8,104 $9,972 Taxes and Gain / (Loss) Income Tax Benefit (Expense) $(411) $(350) $215 $(1,455) Net realized gain (loss) on investments (87) (5,547) (1,279) (127) Net increase (decrease) in unrealized appreciation of investments (31,816) 7,605 9,636 7,271 Realized losses on extinguishment of debt — — (286) (262) Net increase (decrease) in net assets resulting from operations $(24,960) $8,877 $16,390 $15,399 Weighted Average Diluted Shares Outstanding 18,595 18,148 18,600 19,135 Pre-Tax NII Per Diluted Weighted Average Share $0.40 $0.40 $0.44 $0.52

Page 19 Operating Leverage Trend Continue to realize operating efficiencies of internally managed structure Period Ending T ot al A ss et s ($ M M ) O perating E xpenses as % of A vg A ssets $284 $326 $417 $552 $585 $619 $664 $709 4.9% 4.2% 3.7% 3.0% 2.8% 2.4% 2.6% 2.6% FY 16 FY 17 FY 18 FY 19 FY 20 Q1 FY21 Q2 FY21 Q3 FY21 $0 $200 $400 $600 $800 2% 3% 4% 5% 6% Total Assets Operating Expenses(1) as % of Average Total Assets Note: FY16 includes only the quarters after the 2015 spin-off. Q1, Q2, and Q3 FY21 are quarterly annualized. (1) Operating expenses exclude interest expense

Page 20 $15.36 $0.52 $(0.41) $(0.10) $0.04 $(0.01) $0.33 $0.04 $(0.03) $15.74 9/3 0/2 02 0 N AV /Sh are Pre -T ax N et Inv est me nt Inc om e Re gu lar D ivi de nd Su pp lem en tal D ivi de nd Ne t C ha ng e i n U MM D eb t (I nc lud es I-4 5) Ne t C ha ng e i n L MM D eb t Ne t C ha ng e i n E qu ity Po rtf oli o Ac cre tio n f rom Eq uit y I ssu an ce Ot he r (1) 12 /31 /20 20 N AV /Sh are $14 $14.5 $15 $15.5 $16 $16.5 $17 NAV per Share Bridge from Quarter Ended 9/30/2020 Earnings / Dividends $0.01 per Share Investment Portfolio $0.36 per Share Corporate $0.01 per Share (1) Other consists of income taxes of $(0.07) and share based compensation expense add-back of $0.04

Page 21 (1) The Credit Facility has an accordion feature that allows for an increase in total commitments up to $400 MM (2) Net of $3.1 MM in letters of credit outstanding (3) Redeemable in whole or in part at CSWC’s option at any time. Subsequent to quarter end, CSWC fully repaid the outstanding balance of $37.1 MM (4) Redeemable in whole or in part at any time prior to July 1, 2024, at par plus a "make whole" premium, and thereafter at par (5) Redeemable in whole or in part at any time prior to October 31, 2025, at par plus a "make whole" premium, and thereafter at par (6) CSWC owns 80% of the equity and 50% of the voting rights of I-45 SLF LLC with a joint venture partner Significant Unused Debt Capacity with Long-Term Duration December 2022 Notes fully repaid in January 2021; Earliest debt maturity occurs in December 2023 Facility Total Commitments Interest Rate Maturity Principal Drawn Undrawn Commitment Credit Facility (1) $340.0 MM L + 2.50% subject to certain conditions December 2023 $150.0 MM $186.9 MM (2) December 2022 Notes (3) $37.1 MM 5.95% December 2022 $37.1 MM N/A October 2024 Notes (4) $125.0 MM 5.375% October 2024 $125.0 MM N/A January 2026 Notes (5) $75.0 MM 4.50% January 2026 $75.0 MM N/A I-45 Credit Facility (6) $150.0 MM L + 2.25% November 2024 $85.0 MM $65.0 MM P rin ci pa l P ay m en ts ($ M M ) Long-Term Debt Obligations (Calendar Year) $37.1 $150.0 $210.0 $75.0 150.0 $37.1 $125.0 $75.0 $85.0 Credit Facility December 2022 Notes October 2024 Notes January 2026 Notes I-45 Credit Facility CY2021 CY2022 CY2023 CY2024 CY2025 CY2026 $0 $50 $100 $150 $200 $250

Page 22 Balance Sheet (In Thousands, except per share amounts) Quarter Ended 3/31/20 Quarter Ended 6/30/20 Quarter Ended 9/30/20 Quarter Ended 12/31/20 Assets Portfolio Investments $553,072 $587,178 $631,197 $648,773 Cash & Cash Equivalents 13,744 14,986 16,011 43,724 Other Assets 18,143 16,932 17,057 16,337 Total Assets $584,959 $619,096 $664,265 $708,834 Liabilities December 2022 Notes $75,812 $75,936 $56,339 $36,689 October 2024 Notes 73,484 73,575 122,623 122,775 January 2026 Notes — — — 73,410 Credit Facility 154,000 182,000 187,000 150,000 Other Liabilities 9,441 9,726 12,174 13,310 Total Liabilities $312,737 $341,237 $378,136 $396,184 Shareholders Equity Net Asset Value $272,222 $277,859 $286,129 $312,650 Net Asset Value per Share $15.13 $14.95 $15.36 $15.74 Debt to Equity 1.11x 1.19x 1.28x 1.22x

Portfolio Statistics

Continuing to build a well performing credit portfolio

(In Thousands)	Quarter Ended 3/31/20	Quarter Ended 6/30/20	Quarter Ended 9/30/20	Quarter Ended 12/31/20
Portfolio Statistics				
Fair Value of Debt Investments	$474,333	$487,195	$520,651	$531,103
Average Debt Investment Hold Size	$11,569	$11,330	$11,319	$11,300
Fair Value of Debt Investments as a % of Par	94%	95%	95%	96%
% of Investment Portfolio on Non-Accrual (at Fair Value)	3.3%	1.9%	1.7%	0.1%
Weighted Average Investment Rating (1)	2.1	2.1	2.0	2.0
Weighted Average Yield on Debt Investments	10.50%	10.08%	10.34%	10.64%
Total Fair Value of Portfolio Investments	$553,072	$587,178	$631,197	$648,773
Weighted Average Yield on all Portfolio Investments	10.63%	10.36%	10.43%	11.20%
Investment Mix (Debt vs. Equity) (2)(3)	92% / 8%	92% / 8%	91% / 9%	91% / 9%

(1) CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2. Weighted average investment rating calculated at cost

(2) Excludes CSWC equity investment in I-45 Senior Loan Fund

(3) At Fair Value

CSWC capital southwest

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Page 24 Investment Income Detail Constructing a portfolio of investments with recurring cash yield (In Thousands) Quarter Ended 3/31/20 Quarter Ended 6/30/20 Quarter Ended 9/30/20 Quarter Ended 12/31/20 Investment Income Breakdown Cash Interest $11,421 $11,008 $11,581 $12,413 Cash Dividends 2,150 1,957 1,860 2,916 PIK Income 741 1,120 1,761 1,608 Amortization of purchase discounts and fees 511 520 543 667 Management/Admin Fees 177 182 198 199 Prepayment Fees & Other Income 38 377 742 1,237 Total Investment Income $15,038 $15,164 $16,685 $19,040 Key Metrics Cash Income as a % of Investment Income 92% 89% 86% 88% % of Total Investment Income that is Recurring 98% 97% 95% 92%

Page 25 Key Financial Metrics Strong Pre-Tax Net Investment Income and Dividend Yield driven by net portfolio growth and investment performance (1) Return on Equity is calculated as the quarterly annualized Pre-Tax NII, Realized Earnings, or Total Earnings, respectively, divided by equity at the end of the prior quarter (2) Dividend Yield is calculated as the quarterly annualized Total Dividend divided by share price at quarter end Quarter Ended 3/31/20 Quarter Ended 6/30/20 Quarter Ended 9/30/20 Quarter Ended 12/31/20 Key Financial Metrics Pre-Tax Net Investment Income Per Wtd Avg Diluted Share $0.40 $0.40 $0.44 $0.52 Pre-Tax Net Investment Income Return on Equity (ROE)(1) 9.45% 10.44% 11.66% 13.57% Realized Earnings Per Wtd Avg Diluted Share $0.37 $0.07 $0.38 $0.44 Realized Earnings Return on Equity (ROE)(1) 8.81% 1.85% 10.13% 11.42% Earnings Per Wtd Avg Diluted Share $(1.34) $0.49 $0.88 $0.80 Earnings Return on Equity (ROE)(1) (32.07)% 12.93% 23.58% 20.96% Regular Dividends per Share $0.41 $0.41 $0.41 $0.41 Supplemental/Special Dividends per Share $0.10 $0.10 $0.10 $0.10 Total Dividends per Share $0.51 $0.51 $0.51 $0.51 Dividend Yield (2) 17.86% 15.13% 14.52% 11.49%

Page 26 Interest Rate Sensitivity Fixed vs. Floating Portfolio Exposure (1) Note: Illustrative change in annual NII is based on a projection of CSWC’s existing debt investments as of 12/31/2020, adjusted only for changes in Base Interest Rate. Base Interest Rate used in this analysis is 3-Month LIBOR of 0.24% at 12/31/2020. The results of this analysis include the I-45 Senior Loan Fund, which is comprised of 99% floating rate assets and 100% floating rate liabilities (1) Portfolio Exposure includes I-45 assets pro rata as a % of CSWC’s equity investment in the fund Change in Base Interest Rates Illustrative Annual NII Change ($'s) Illustrative Annual NII Change (Per Share) (25 bps) 453,374 0.02 25 bps (475,474) (0.02) 50 bps (950,947) (0.05) 75 bps (1,417,060) (0.07) 100 bps (984,492) (0.05) 125 bps (491,680) (0.02) 150 bps 101,555 0.01 4% 96% Fixed Floating

Corporate Information

Board of Directors

Inside Directors

Bowen S. Diehl

Independent Directors

David R. Brooks
Christine S. Battist
T. Duane Morgan
Jack D. Furst
William R. Thomas

Senior Management

Bowen S. Diehl
President & Chief Executive Officer

Michael S. Sarner
Chief Financial Officer, Secretary & Treasurer

Fiscal Year End

March 31

Independent Auditor

RSM US
Chicago, IL

Investor Relations

Michael S. Sarner
Capital Southwest
214-884-3829
msarner@capitalsouthwest.com

Corporate Counsel

Eversheds Sutherland (US) LLP

Corporate Offices & Website

5400 LBJ Freeway
13th Floor
Dallas, TX 75240
http://www.capitalsouthwest.com

Securities Listing

Nasdaq: "CSWC" (Common Stock)

Transfer Agent

American Stock Transfer & Trust Company, LLC
800-937-5449
www.amstock.com

Industry Analyst Coverage

Firm	Analyst	Contact Information
Ladenburg Thalmann	Mickey M. Schleien, CFA	Direct: 305-572-4131
Janney Montgomery Scott	Mitchel Penn, CFA	Direct: 410-583-5976
JMP Securities	Devin Ryan	Direct: 415-835-8900
B. Riley FBR	Sarkis Sherbetchyan	Direct: 310-689-5221
National Securities	TBD	TBD
Jefferies	Kyle Joseph	Direct: 510-418-0754
Raymond James	Robert Dodd	Direct: 901-579-4560

CSWC capital southwest

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